Execution Version

EXHIBIT 10.9

SECOND AMENDMENT TO LETTER OF CREDIT REIMBURSEMENT AGREEMENT

This Second Amendment to Letter of Credit Reimbursement Agreement, dated as of May 20, 2016 (this “Amendment”), amends the Letter of Credit Reimbursement Agreement, dated as of November 23, 2015 (the “Agreement”), among Renaissance Reinsurance Ltd. (the “Borrower”), various lenders party thereto, Bank of Montreal, as Documentation Agent, Citibank Europe plc, as Collateral Agent, and ING Bank N.V., London Branch, as Letter of Credit Agent.  Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed thereto in the Agreement.

1. Amendment to the Credit Agreement. As of the Second Amendment Effective Date (defined below), Section 2.1(a) of the Agreement is amended in its entirety to read as follows:

(a)    (i) On the Effective Date, each Lender, upon the terms and conditions set forth in this Agreement, issued, at the request and for the account of the Borrower, such Lender’s Applicable Percentage of (x) a Letter of Credit denominated in Dollars with a stated amount of $360,000,000 and (y) a Letter of Credit denominated in Pounds with a stated amount of £85,000,000 to support the obligations of the Corporate Member with respect to the Supported Syndicate and (ii) each Lender agrees to amend (i) the Letter of Credit described in clause (i)(x) above from a stated amount of $360,000,000 to a stated amount of $380,000,000 and (ii) the Letter of Credit described in clause (i)(y) above from a stated amount of £85,000,000 to a stated amount of £90,000,000.

2. Representations and Warranties. The Borrower represents and warrants to the Agents and the Lenders that:

(a)Authorization. The Borrower has the requisite power and authority to execute and deliver this Amendment and to perform and observe the terms and conditions stated herein and therein, and the Borrower has taken all necessary corporate or other action to authorize its execution, delivery and performance of this Amendment.

(b)No Conflict. The Borrower’s execution, delivery and performance of this Amendment do not and will not: (i) violate or contravene its Organizational Documents; (ii) violate or contravene any order, writ, law, treaty, rule, regulation or determination of any Governmental Authority, in each case applicable to or binding upon it or any of its property; or (iii) result in the breach of any provision of, or in the imposition of any lien or encumbrance (except for liens or encumbrances created under the Credit Documents) under, or constitute a default or event of default under, any agreement or arrangement to which it is a party or by which it or any of its property is bound.

(c)Governmental Approvals. No authorization, approval or consent of, or notice to or filing with, any Governmental Authority is required to be made by the Borrower in connection

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with the execution and delivery by the Borrower of this Amendment or the issuance by the Lenders of any Letter of Credit, or amendment thereto, or other Obligations for the account of the Borrower pursuant to the Agreement, except for those which have been duly obtained, taken, given or made and are in full force and effect.

(d)Enforceability. This Amendment has been duly executed and delivered by the Borrower and is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as affected by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws relating to or affecting the enforcement of creditors’ rights generally and/or (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding at law or in equity).

(e)Representations and Warranties. On the date hereof, each representation and warranty set forth in Section 7 of the Agreement, as amended by this Amendment, is true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty was true and correct as of such date).

(f)No Default. No Event of Default or Unmatured Event of Default exists or will exist after giving effect to this Amendment or the issuance of any new Letters of Credit or amendments to existing Letters of Credit.

3. Effectiveness. This Amendment shall become effective on the date (the “Second Amendment Effective Date”) when the Documentation Agent has received each of the following, in form and substance satisfactory to the Documentation Agent:

(a)counterparts of this Amendment signed by the Borrower and each other party hereto;

(b)certified copies of resolutions of the Governing Body of the Borrower authorizing or ratifying the execution, delivery and performance by the Borrower of this Amendment;

(c)certified copies of all documents evidencing any necessary corporate (or other similar) action, and any material third-party consents and governmental approvals (if any) required for the execution, delivery and performance by the Borrower of this Amendment;

(d)confirmation that there have been no changes to the articles or certificate of formation (or similar charter document) and the bylaws or operating agreement (or similar governing documents) of the Borrower since the Effective Date;

(e)opinions letters of (i) Conyers Dill & Pearman, (ii) Willkie Farr & Gallagher LLP and (iii) the Borrower’s general counsel, in each case, addressed to the Lenders and the Agents; and

(f)such other documents as any Agent or any Lender may reasonably request.

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4.    Miscellaneous.

(a)On and after the date hereof, as used in the Agreement, “hereinafter,” “hereto,” “hereof” and words of like import and all references in the Agreement, the other Credit Documents and the respective exhibits and schedules thereto shall, unless the context otherwise requires, be deemed to be references to the Agreement as amended hereby and as further amended from time to time.

(b)Except as expressly amended hereby, the parties hereto agree that the Agreement is ratified and confirmed, as amended hereby, and shall remain in full force and effect in accordance with its terms and that all provisions of this Amendment are the legally binding and enforceable agreements of the parties hereto and their permitted successors and assigns.

(c)This Amendment and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of New York.

(d)The provisions of Sections 12.15 and 12.16 of the Agreement regarding, among other things, jurisdiction, service of process and waiver of trial by jury, shall apply to this Amendment as if the same were set out in full herein in this place.

(e)This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.  Delivery of a counterpart hereof, or a signature page hereto, by facsimile or in a .pdf or similar file shall be effective as delivery of a manually executed original counterpart thereof.

(f)Section captions used in this Amendment are for convenience only and shall not affect the construction of this Amendment.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

RENAISSANCE REINSURANCE LTD.

By: /s/ Mark A. Wilcox
Name: Mark A Wilcox
Title: Senior Vice President, Corporate Controller & Chief Accounting Officer

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BANK OF MONTREAL, as Documentation Agent

By: /s/ Joan Murphy
Name: Joan Murphy
Title: Director

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BANK OF MONTREAL, LONDON BRANCH, as a Lender

By: /s/ Andy McClinton
Name: Andy McClinton
Title: MD

By: /s/ Jeffrey Couch
Name: Jeffrey Couch
Title: Head of Inv. Banking

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CITIBANK EUROPE PLC., as Collateral Agent and a Lender

By: /s/ Peadar Mac Canna
Name: Peadar Mac Canna
Title: Managing Director

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ING BANK N.V., LONDON BRANCH., as Letter of Credit Agent and a Lender

By: /s/ N. J. Marchant
Name: N. J. Marchant
Title: Director

By: /s/ M. E. R. Sharman                             By:
Name: M. E. R. Sharman
Title: Managing Director

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